SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 10, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------


       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     99.1 Avado Brands, Inc. press release dated November 10, 2003, announcing management changes. (furnished pursuant to Item 9 of Form 8-K).


     ITEM 9. REGULATION FD

     Avado Brands, Inc. ( the "Company"), on November 10, 2003, issued a press release announcing management changes which include the naming of an interim Chief Executive Officer and an Acting Chairman of the Board. Also announced was the resignation of the Company's founder, chairman and CEO Tom E. DuPree, Jr. and its chief administrative officer, Margaret (Beth) Waldrep. A copy of the press release is attached as Exhibit 99.1.

     The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 9 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  November 10, 2003


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